QUAKER INVESTMENT TRUST
Quaker Small/Mid-Cap Impact Value Fund
(the “Fund”)

Supplement dated May 1, 2019
 to the Fund’s Statutory and Summary Prospectuses (the “Prospectuses”)
dated October 2, 2018 (as amended and restated on February 1, 2019)

A.  Effective May 1, 2019, Community Capital Management, Inc., the Fund’s adviser (the “Adviser“), has agreed contractually to waive its fees and/or reimburse expenses in order to prevent total annual operating fund expenses from exceeding 1.30% of the Fund’s average daily net assets.  Accordingly, the fee table shown in the Prospectuses is replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Adviser Class (formerly Class A)			Institutional Class
Management Fees(1)		0.90%		0.90%
Distribution (12b-1) Fees		0.25%		None
Other Expenses	1.23%		1.23%
Shareholder servicing fees	0.03%		0.03%
Total Other Expenses		1.26%		1.26%
Acquired Fund Fees and Expenses(2)		0.06%		0.06%
Total Operating Expenses		2.47%		2.22%
(Less waivers/reimbursements)(3)		0.86%		0.86%
Net operating expenses		1.61%		1.36%

(1)	The management fee has been restated to reflect the fees payable under the new advisory contract with the Adviser.

(2)
The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.  Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund.

(3)
The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any Rule 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, liquidations and other extraordinary expenses) in order to prevent total annual fund operating expenses from exceeding 1.30% of the Fund’s average daily net assets from May 1, 2019 through April 30, 2020.  Pursuant to its expense limitation agreement with the Fund, the Adviser is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and expense payments, to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation that was in place for the Fund when the fees were waived or expenses were paid. These waivers and reimbursements may be terminated at any time with respect to the Fund by its Board of Trustees upon sixty (60) days’ written notice to the Adviser without payment of any penalty and shall automatically terminate upon the termination of the Fund’s advisory contract with the Adviser.

B.  Effective May 1, 2019, the following changes apply to the Fund’s Institutional Shares: The minimum investment requirement as described in the “Purchase and Sale of Fund Shares” in the summary section of the Prospectuses is replaced with the following: “The minimum investment for Institutional Class shares is $25,000 for the Quaker Small/Mid-Cap Impact Value Fund, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.”  In addition, the “Shareholder Information” section in the Statutory Prospectus is replaced with the following: “The minimum investment for Institutional Class shares is $1 million for the Quaker Impact Growth Fund and $25,000 for the Quaker Small/Mid-Cap Impact Value Fund, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.”